Exhibit 10.5

SUBORDINATION OF DEBT AGREEMENT

This SUBORDINATION OF DEBT AGREEMENT is entered into as of January 18, 2024 (the “Agreement”), by and among (a) EW HEALTHCARE PARTNERS, L.P. and EW HEALTHCARE PARTNERS-A, L.P. (collectively, the “Junior Lender”), whose address is 21 WaterWay Ave, Suite 225, The Woodlands, TX 77380, (b) CITY NATIONAL BANK OF FLORIDA, its successors and/or assigns (the “Senior Lender”), whose address is 100 S.E. 2nd Street, 13th Floor, Miami, Florida 33131, (c) VENUS CONCEPT INC., a Delaware corporation (the “Issuer”), whose address is 1880 N. Commerce Parkway, Suite 2, Weston, Florida 33326, (d) VENUS CONCEPT CANADA CORP., a corporation incorporated under the laws of the Province of Ontario (the “Canadian Guarantor”), whose address is 255 Consumers Road, Suite 110, Toronto, Ontario M2J 1R4, (e) VENUS CONCEPT USA INC., a Delaware corporation (the “US Guarantor”), whose address is 1880 N. Commerce Parkway, Suite 2, Weston, Florida 33326 and (f) VENUS CONCEPT LTD., a company formed under the Companies Law of Israel (the “Israeli Guarantor” and, together with the Issuer, the Canadian Guarantor and the US Guarantor, the “Obligors”), whose address is 6 Hayozma, Yokne’am, Illit, Israel 2069200.

R E C I T A L S:
A.          The Obligors are now or will be from time to time, whether as direct debtors or as guarantors, hereafter indebted in various sums to the Junior Lender pursuant to certain existing and/or future notes, agreements and instruments (collectively, the “Junior Debt Instruments”).

B.          The Junior Lender desires that the Senior Lender extend and/or continue the extension of credit to the Obligors from time to time as the Senior Lender in its sole discretion may determine, and as a condition of such extension and/or continued extension of such credit, the Senior Lender is requiring that the Junior Debt (as defined below) be subordinated to the Senior Debt (as defined below) in the manner hereinafter set forth; and

C.          The extension and/or continued extension of credit, as aforesaid, by the Senior Lender is necessary or desirable to the conduct and operation of the business of the Obligors, and will inure to the benefit of the Junior Lender.

A G R E E M E N T S:

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration to the Junior Lender, the receipt and sufficiency of which are hereby acknowledged, the Junior Lender and the Obligors hereby agree with the Senior Lender as follows:

1.          Subordination.

1.1          Except as expressly set forth herein, the Junior Lender hereby subordinates the indebtedness evidenced by the Junior Debt Instruments, and any and all other indebtedness now or at any time or times hereafter owing by the Obligors, or any successor or assign of the Obligors, including without limitation, a receiver, trustee or debtor-in-possession (the term “Obligors” as used hereinafter shall include any such successor or assign) to the Junior Lender, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation, all interest thereon, including pre-petition and post-petition interest, fees and expenses and any other charges, and any refinancings thereof (collectively, the “Junior Debt”) to any and all indebtedness now or at any time hereafter owing by the Obligors to the Senior Lender, whether absolute or contingent, direct or indirect and howsoever evidenced, including, but not limited to, all pre-petition and post-petition interest thereon, fees, expenses and all other demands, claims, liabilities or causes of action for which the Obligors may now or at any time or times hereafter in any way be liable to the Senior Lender, whether under any agreement, instrument or document executed and delivered or made by the Obligors to the Senior Lender or otherwise, including any refinancings thereof, including, without limitation, the Obligations (as defined in that certain Loan and Security Agreement (Main Street Priority Loan Facility), dated as of December 8, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Senior Loan Agreement”)) and any other obligation, whether contingent or otherwise, owed by the Obligors from time to time to the Senior Lender under the Loan Documents (as defined in the Senior Loan Agreement) (collectively, the “Senior Debt”).

Subordination of Debt Agreement

1.2          The Junior Lender hereby subordinates all security interests, liens, encumbrances, guaranties and claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (excluding the Junior Lender’s Priority Collateral (as defined below), the “Junior Lender’s Subordinated Collateral”) to all security interests, liens, encumbrances, guaranties and claims, whether now existing or hereafter arising, which in any way secure the payment of the Senior Debt, (the “Senior Lender’s Collateral”). Notwithstanding anything in this Section 1.2 to the contrary,  the Senior Lender agrees that the Junior Lender’s security interest, lien, encumbrance and claim to (a) the Issuer’s and the US Guarantor’s rights to receive any and all payments, proceeds or distributions of any kind (without set-off, deduction or withholding of any kind) from the United States Internal Revenue Service (the “IRS”) in respect of the employee retention credits claimed by the Issuer and the US Guarantor on account of qualified wages paid by the Issuer and identified as a “Claim for Refund” under Form 941-X Adjusted Employer’s Quarterly Federal Tax Return or Claim for Refund for the first and second quarter of 2021, filed with the IRS on or about September 19, 2023 in the aggregate amount of $1,619,206 as set forth in line item 27 of Part 3 thereof (the “ERTC Claim”) and (b) all moneys received by the Issuer from the IRS in satisfaction of the ERTC Claim (together with any proceeds received in connection with the foregoing, the “ERTC Claim Proceeds” and, together with the ERTC Claim, the “Junior Lender’s Priority Collateral”) has priority over any present or future security interest of Senior Lender in the Junior Lender’s Priority Collateral. The Senior Lender hereby (x) subordinates solely its security interest, lien, encumbrance, and claim, whether now existing or hereafter arising, in the Junior Lender’s Priority Collateral to the Junior Creditor’s security interest, lien, encumbrance and claim, whether now existing or hereafter arising, over the Junior Lender’s Priority Collateral and (y) acknowledges and agrees that the term “Junior Lender’s Subordinated Collateral” shall not include the Junior Lender’s Priority Collateral. The Junior Lender hereby acknowledges and agrees that all security interests, liens, encumbrances, guaranties and claims, whether now existing or hereafter arising, of the Senior Lender over the Senior Lender’s Collateral other than the Senior Lender’s security interest, lien, encumbrance and claim over the Junior Lender’s Priority Collateral, which shall be subordinated pursuant to the terms of this Section 1.2 to the Junior Lender’s interest therein, shall at all times be senior in priority to the Junior Lender’s security interests, liens, encumbrances, guaranties and claims, whether now existing or hereafter arising, which in any way secured the payment of the Junior Debt.

1.3          The Junior Lender shall not take any action to enforce any of its liens on the Junior Lender’s Subordinated Collateral, and shall not ask for or receive from the Obligors or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments.

1.4          The Junior Lender agrees that it shall have no right to possession of any assets included in the Junior Lender’s Subordinated Collateral or in the Senior Lender’s Collateral, whether by judicial action or otherwise.

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1.5          The Junior Lender agrees to instruct the Obligors not to pay, and, other than in the case of the conversion of the Junior Debt to common stock of the Issuer as set forth in the Junior Debt Instruments, agrees not to accept payment of, or assert, demand, sue for or seek to enforce against the Obligors or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt. Notwithstanding the foregoing, so long as there is no Event of Default or Unmatured Event of Default (each as defined in the Senior Loan Agreement) under the Senior Debt, the Obligors shall be permitted to make regularly scheduled payments of accrued interest and principal on the Junior Debt which are mandatory and due or as otherwise permitted under the terms of the Senior Loan Agreement and the Loan Documents (as defined in the Senior Loan Agreement), which has been authorized under Section 13(3) of the Federal Reserve Act. Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Junior Lender from taking or receiving the proceeds of any assets of the Obligors or any other party which do not constitute Senior Lenders’ Collateral (collectively, the “Excluded Collateral”) and applying the proceeds of Excluded Collateral to the repayment of the Junior Debt when mandatory and due.

1.6          Except with respect to the Junior Lender’s Priority Collateral and the proceeds thereof, the Junior Lender hereby assigns to the Senior Lender and subrogates to the Senior Lender all of the Junior Lender’s right, title and interest in and to the Junior Debt and the Junior Lender’s Subordinated Collateral, and hereby irrevocably authorizes the Senior Lender (i) to collect, receive, enforce and accept any and all sums or distributions of any kind, whether cash, securities or other property, that may become due, payable or distributable on or in respect of the Junior Debt (other than with respect to distributions of common stock of the Issuer to the Junior Lender as a result of the conversion of the Junior Debt into common stock of the Issuer in accordance with the terms of the Junior Debt Instruments) or the Junior Lender’s Subordinated Collateral, whether paid directly by the Obligors or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in the Senior Lender’s sole discretion, to make, present and vote claims therefor in, and take such other actions as the Senior Lender deems necessary or advisable in connection with, any such proceedings, either in the Senior Lender’s name or in the name of the Junior Lender, including, but not limited to, any election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. § 101 et. seq.) (the “Bankruptcy Code”); and agrees that, upon the written request of the Senior Lender after the occurrence of an Event of Default (such written request, an “EOD Request”), it will promptly assign, endorse and deliver to and deposit with the Senior Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments, unless the Junior Lender notifies the Senior Lender in writing no later than one (1) Business Day after the Junior Lender’s receipt of an EOD Request that it will exercise its right to convert the Junior Debt into common stock of the Issuer in accordance with the terms of the Junior Debt Instruments.

1.7          The Junior Lender hereby agrees that all material agreements, instruments and documents evidencing the Junior Debt and the Junior Lender’s Subordinated Collateral will be endorsed with proper notice of this Agreement as follows:

“This instrument is subordinated to all indebtedness now or hereafter owing by the maker to CITY NATIONAL BANK OF FLORIDA, as provided in that certain Subordination of Debt Agreement dated as of January 18, 2024.”

The Junior Lender will promptly deliver to the Senior Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other material agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement.

1.8          The Junior Lender agrees to receive and hold in trust for and promptly turn over to the Senior Lender, in the form received (except for the endorsement or assignment by the Junior Lender where necessary), any sums at any time paid to, or received by, the Junior Lender in violation of the terms of this Agreement and to reimburse the Senior Lender for all costs, including reasonable attorney’s fees, incurred by the Senior Lender in the course of collecting said sums should the Junior Lender fail to voluntarily turn the same over to the Senior Lender as herein required.

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1.9          The Junior Lender hereby irrevocably makes, constitutes and appoints the Senior Lender (and any officer of the Senior Lender or any person designated by the Senior Lender for that purpose) as the Junior Lender’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in the Junior Lender’s name, place and stead, with full power of substitution, to (i) take any and all actions as are permitted in this Agreement, (ii) execute such financing statements and other documents and to do such other acts as the Senior Lender may require to perfect and preserve the Junior Debt and the Junior Lender’s Subordinated Collateral, and (iii) carry out any remedy provided for in this Agreement.  The Junior Lender hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.  The Junior Lender hereby ratifies and confirms all that said attorney-in-fact may do or cause to be done by virtue of any provision of this Agreement.

1.10       The Junior Lender agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of the Senior Lender.

1.11       Notwithstanding anything to the contrary herein, any rights of conversion, exercise, exchange or such similar right provided to the Junior Lender by the Issuer with respect to the Junior Debt as set forth in the Junior Debt Instruments (the “Conversion Rights”), the Issuer’s common stock issuable to the Junior Lender upon its exercise of the Conversion Rights, any common stock of the Issuer previously purchased by Junior Lender from the Issuer, any amounts paid or contributed thereunder or thereby, any unpaid dividends or other distributions (whether or not declared) thereunder, and any other rights in connection therewith shall not be subject to the terms and conditions of this Agreement.  Nothing herein shall affect Junior Lender’s Conversion Rights to administer, manage, transfer, assign, or exercise such Conversion Rights for its own account.

2.          Representations.

2.1          The Junior Lender represents and warrants to the Senior Lender that the Junior Lender has not assigned or otherwise transferred the Junior Debt or the Junior Lender’s Subordinated Collateral, or any interest therein to any person or entity, and that the Junior Lender will make no such assignment or other transfer thereof.

2.2          The Junior Lender represents and warrants to the Senior Lender that, to the knowledge of Junior Lender, no default or of any event which, with the lapse of time, the giving of notice or both, would constitute a default under the Junior Debt or any instrument evidencing or securing the Junior Debt, has occurred and is continuing (a “Junior Debt Default”), and the Junior Lender further agrees to promptly provide the Senior Lender with written notice of any Junior Debt Default.

2.3          The Junior Lender represents and warrants to the Senior Lender that the outstanding amount of Junior Debt evidenced by the Junior Debt Instruments as of the date hereof is $2,000,000.00.

3.          Further Agreements.

3.1          The Junior Lender expressly waives all notice of the acceptance by the Senior Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and the Junior Lender expressly waives reliance by the Senior Lender upon the subordination and other provisions of this Agreement as herein provided.

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3.2          The Junior Lender consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Junior Lender and in reliance upon this Agreement.

3.3          The Junior Lender agrees that the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that the Senior Lender shall be entitled to manage and supervise its financial arrangements with the Junior Lender in accordance with its usual practices, without impairing or affecting this Agreement.

3.4         The Junior Lender agrees that the Senior Lender shall have no liability to the Junior Lender, and in particular, the Junior Lender hereby waives any claim which it may now or hereafter have against the Senior Lender arising out of (i) any and all actions which the Senior Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future the Senior Lender’s Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Senior Lender’s Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of the Senior Lender’s Collateral, (ii) the Senior Lender’s election (whether on behalf of the Senior Lender or the Junior Lender) in any proceeding instituted under the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Obligors, as debtor-in-possession.

3.5         The Junior Lender agrees that the ERTC Claim Proceeds shall be deposited in an account of the Obligors maintained with the Senior Lender. The Senior Lender shall remit the ERTC Claim Proceeds to the Junior Lender or at Junior Lender’s direction upon either (i) Junior Lender’s notification in writing to the Senior Lender that an event of default has occurred and is continuing under the Junior Debt Instruments or (ii) Junior Lender’s notification in writing to the Senior Lender that the Junior Lender will use the ERTC Claim Proceeds to pay amounts owing to Junior Lender and satisfy obligations owing to Junior Lender under the Junior Debt Instruments.

4.          Further Assurances.  The Junior Lender agrees that the Senior Lender, at any time and from time to time hereafter, may enter into such agreements with the Obligors as the Senior Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of the Senior Lender’s Collateral, and may sell or surrender or otherwise deal with any of the Senior Lender’s Collateral (other than the Junior Lender’s Priority Collateral, which shall be governed by Section 3.5 so long as the Junior Debt is outstanding), and may release any balance of funds of the Obligors with the Senior Lender, without notice to the Junior Lender and without in any way impairing or affecting this Agreement.

5.          Continuing Agreement.  This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Junior Lender and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Senior Lender, its successors and assigns until the Senior Lender has, in writing, notified the Junior Lender that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged.  The Senior Lender may continue, without notice to the Junior Lender, to lend monies, extend credit and make other accommodations to or for the account of the Obligors on the faith hereof.  The Junior Lender hereby agrees that all payments received by the Senior Lender may be applied, reversed and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement.

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6.          No Reliance.  The Junior Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Obligors, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt, and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Junior Lender hereby agrees that the Senior Lender shall have no duty to advise the Junior Lender of information known to the Senior Lender regarding such condition or any such circumstances or to undertake any investigation.  If the Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Junior Lender, the Senior Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Junior Lender on any subsequent occasion.

7.          Senior Lender’s Duty Limited.  The rights granted to the Senior Lender in this Agreement are solely for its protection and nothing herein contained imposes on the Senior Lender any duties with respect to any property of either the Obligors or of the Junior Lender received by the Senior Lender beyond the duty to exercise reasonable care in the custody and preservation of such property while in the Senior Lender’s possession.  The Senior Lender shall have no duty to preserve rights against prior parties on any instrument or chattel paper received from the Obligors or the Junior Lender as collateral security for the Senior Debt or any portion thereof.

8.          No Marshalling.  The Junior Lender, on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights, if any, to require a marshalling of the Obligors’ assets by the Senior Lender or to require that the Senior Lender first resort to some or any portion of any collateral for the Senior Debt before foreclosing upon, selling or otherwise realizing on any other portion thereof.

9.          Reinstatement.  To the extent that any Obligor makes a payment to the Senior Lender or the Senior Lender receives any payment or proceeds of the collateral securing the Senior Debt for such Obligor’s benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable doctrine, then, to the extent of such payment or proceeds received and not retained by the Senior Lender, the Junior Lender’s obligations intended to be satisfied thereby and this Agreement shall be reinstated and continue in full force and effect until full and final payment shall have been made to the Senior Lender.  The Junior Lender agrees to hold in trust for the Senior Lender and promptly remit to the Senior Lender any payments received by the Junior Lender after such invalidated, rescinded or returned payment was originally made.

10.          Waiver In Writing.  No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Senior Lender or the obligations of the Junior Lender to the Senior Lender in any other respect at any other time.

11.          Choice Of Law.  This Agreement shall be governed and controlled by the internal laws of the State of Florida.

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12.        FORUM SELECTION AND CONSENT TO JURISDICTION.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF MIAMI-DADE COUNTY, THE STATE OF FLORIDA OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  THE JUNIOR LENDER AND EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF MIAMI-DADE COUNTY, STATE OF FLORIDA AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  THE JUNIOR LENDER AND EACH OBLIGOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF FLORIDA.  THE JUNIOR LENDER AND EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

13.       WAIVER OF JURY TRIAL.  THE JUNIOR LENDER AND THE SENIOR LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS SUBORDINATION AGREEMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT TO THE SENIOR LENDER AND THE JUNIOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE OBLIGORS AND ENTERING INTO THIS AGREEMENT.

14.          Additional Agreements of the Obligors.

14.1      Each Obligor hereby agrees that until all Senior Debt is paid in full and all obligations arising in connection therewith (including the Obligations (as defined in the Senior Loan Agreement)) have been satisfied, such Obligor will make no payments or distributions contrary to the provisions hereof and will do every other thing necessary to carry out such provisions.  Each Obligor will give the Senior Lender notice of any suit or action brought in violation of said agreement.

14.2       Each Obligor represents and warrants to the Senior Lender that no Junior Debt Default exists and agrees to promptly provide the Senior Lender with written notice of any Junior Debt Default.

14.3       In the event of any violation of any of the provisions of this Agreement, then, at the election of the Senior Lender, any and all obligations of the Obligors to the Senior Lender (including the Obligations (as defined in the Senior Loan Agreement)) shall immediately become due and payable and any and all agreements of the Senior Lender to make loans, advances or other financial accommodations to the Obligors shall immediately terminate, notwithstanding any provision hereof to the contrary.

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IN WITNESS WHEREOF, the Junior Lender, the Senior Lender and the Obligors have executed this Agreement as of the date set forth above.

JUNIOR LENDER:

EW HEALTHCARE PARTNERS, L.P.

By:	ESSEX WOODLANDS FUND IX-GP, L.P.,
its General Partner

By:	ESSEX WOODLANDS IX, LLC,
its General Partner

By:	/s/ R. Scott Barry
Name:	R. Scott Barry
Title:	Manager

EW HEALTHCARE PARTNERS-A, L.P.

By:	ESSEX WOODLANDS FUND IX-GP, L.P.,
its General Partner

By:	ESSEX WOODLANDS IX, LLC,
its General Partner

By:	/s/ R. Scott Barry
Name:	R. Scott Barry
Title:	Manager

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SENIOR LENDER:

CITY NATIONAL BANK OF FLORIDA

By:	/s/ Luis F. Moran
Name:	Luis F. Moran
Title:	SVP

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OBLIGORS:

VENUS CONCEPT INC., a Delaware corporation

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	Chief Executive Officer

VENUS CONCEPT CANADA CORP., a corporation incorporated under the laws of the Province of Ontario

By:	/s/ Hemanth Varghese
Name:	Hemanth Varghese
Title:	President and General Manager

VENUS CONCEPT USA INC., a Delaware corporation

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	President and Assistant Secretary

VENUS CONCEPT LTD., a company formed under the Companies Law of Israel

By:	/s/ Rajiv DeSilva
Name:	Rajiv DeSilva
Title:	Chief Executive Officer

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